Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jan. 31, 2023	Oct. 31, 2022	Jan. 31, 2022
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 75	$ 70	$ 137
Bifurcated embedded derivative liabilities	344	317	648
Other liabilities designated at FVTPL	$ 9	$ 22	$ 26